[LOGO OF ARTHUR ANDERSEN]

                          Exhibit 23.1


               CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the
use of our report incorporated by reference in this registration statement of our report dated February 8, 2000 included in Advanced Energy Industries, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in
this Registration Statement (File No. 333-      ).


                                        /s/ ARTHUR ANDERSEN LLP

Denver, Colorado
May 18, 2000.